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                                                                   EXHIBIT 10.30
                                 AGREEMENT AND
                AMENDMENT TO STOCK APPRECIATION RIGHT AGREEMENT

          THIS AGREEMENT AND AMENDMENT (this "Amendment"), dated as of November 8, 1997, is made by and between Howmet Corporation, a Delaware corporation (the "Company"), and B. D. Albrechtsen (the "Executive") and amends that certain Stock Appreciation Right Agreement by and between the Company and the Executive (the "Agreement"). Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

          WHEREAS, the Company has previously granted to the Executive the Stock Appreciation Rights provided for in the Agreement; and

          WHEREAS, the Company desires to limit the potential value of the Stock Appreciation Rights in exchange for certain options to purchase common stock of Howmet International Inc. (formerly known as Blade Acquisition Corp.) to be granted to the Executive in connection herewith;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the Company and the Executive do hereby agree as follows:

                                   ARTICLE I
                                   ---------

     1. The provisions of Paragraph 2 of this Article I and Article II of this Amendment shall become effective only upon the later to occur of (a) the first date on which persons holding at least 80% of the Stock Appreciation Rights granted by the Company prior to the date hereof have executed an agreement and amendment in the same form as this Agreement and Amendment, and (b) the closing of the IPO; provided that, in the event the events set forth in clauses (a) and
            --------
(b) above shall not have occurred on or prior to January 31, 1998, this Amendment shall be terminated, its provisions shall become null and void, and the Agreement, as currently in effect, shall continue in effect in accordance with its terms.

     2. The Company agrees to grant to the Executive, on the closing date of the IPO, options ("Options") to purchase a number of shares of Blade Common Stock (as defined in the Agreement) equal to 50 times the number of Stock Appreciation Rights granted to the Executive pursuant to the Agreement (or 80% thereof, in the event the Executive elects to receive a 1998 Payout (as defined below)), at an exercise price per share equal to the IPO Price (as defined below). The Options shall vest and become exercisable in 25% increments on January 1 each year beginning 1999 until fully vested. The Options shall expire on the eighth anniversary date of their granting. The Options shall be subject to additional terms and conditions to be set forth in a stock option plan to be adopted by the Company or its corporate parent and/or a stock option grant agreement to be entered into between the Executive and the Company or its corporate parent, including, without limitation, terms and provisions that (a) accelerate the vesting and/or exercisability of Options upon the occurrence of certain events, and (b) freeze the vesting or
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require forfeiture of Options in the event of termination of the Executive's employment with the Company.

     3. By executing this Amendment, the Executive hereby acknowledges the foregoing paragraphs and agrees to accept and be bound by the terms of any plan or agreement containing terms and provisions relating to the Options not inconsistent with the foregoing paragraph.

                                   ARTICLE II
                                   ----------

     1. Section 1.1 of the Agreement is hereby amended by deleting clauses (v) and (vi) thereof and renumbering clause (vii) thereof to be clause (v).

     2. Section 1.3 of the Agreement is hereby amended by deleting the words "one two-hundredth (1/200) of the" and inserting thereat the words "fifty (50) times the".

     3. Section 1.5 of the Agreement is hereby amended in its entirety as follows:

          " `Blade' shall mean Howmet International Inc., a Delaware corporation."

     4. Section 1.7 of the Agreement is hereby amended in its entirety as follows:

          " `Board' shall mean the Board of Directors of Blade, or any committee thereof to which such Board of Directors shall have delegated all or any portion of its authority hereunder."

     5. Section 1.13 of the Agreement is hereby amended in its entirety as follows:

          " `Fair Market Value' for purposes of this Agreement shall mean, as of any given date, the lesser of (a) the mean between the highest and lowest reported on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) sales prices of Blade Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Blade Common Stock is listed or on NASDAQ (provided that if there
                                                          --------
     is no regular public trading market for such stock, the Fair Market Value of Blade Common Stock shall be determined by the Board of Directors in good faith) and (b) the IPO Price."

     6. Section 1.20 of the Agreement is hereby amended by deleting the words "one two-hundredth (1/200) of a share" and inserting thereat the words "fifty
(50) shares".

     7.  Section 1.24 of the Agreement is hereby deleted.

     8. Section 1.28 of the Agreement is hereby amended by adding at the end thereof the following:

     ", less, in the event the Executive elects to receive a 1998 Payout, 20%."

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     9.  A new Section 1.30 and a new Section 1.31 shall be added to Article I of the Agreement, and shall read in their respective entireties as follows:

          "Section 1.30  IPO
           ------------  ---

          " `IPO' shall mean the initial offering of Blade Common Stock, whether by Blade or by any stockholder of Blade, to the public pursuant to an effective registration statement on Form S-1 under the Securities Act of 1933, as amended.

          "Section 1.31  IPO Price
           ------------  ---------

          " `IPO Price' shall mean the per share price to public at which shares of Blade Common Stock are sold in the IPO."

     10. Section 2.1 of the Agreement is hereby amended by deleting the words "one two-hundredth (1/200) of a share" and inserting thereat the words "fifty
(50) shares".

     11. Section 2.3 of the Agreement is hereby amended by adding to the end thereof the following:

          "(d)(i) Any other provision of this Section 2.3 notwithstanding, the Executive may irrevocably elect to receive the Appreciated Value of 20% of the Stock Appreciation Rights granted hereby (the "1997 Vested Percentage"), in a lump sum, in cash (a "1998 Payout"), on a date selected by the Board in its discretion that is within 30 days of the closing of the IPO, but not earlier than January 1, 1998.

          "(ii) An election to receive a 1998 Payout shall be made in writing and delivered to the Company. If the Executive does not make an election, the Executive shall be deemed to have elected not to receive a 1998 Payout."

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          IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties hereto as of the date first written above.

                              HOWMET CORPORATION



                              By:___________________________________

                                 Name: David L. Squier

                                 Title: President and CEO


Sign:   /s/ Bjarne Dennis Albrechtsen
        -----------------------------

Print Name Here:  Bjarne Dennis Albrechtsen
                 --------------------------

____________________________________
Address

____________________________________
City        State  Zip

____________________________________
Taxpayer Identification Number


                              1998 PAYOUT ELECTION
                              --------------------

By signing my name in the space provided below, I hereby elect, pursuant to
Section 2.3(d) of the Stock Appreciation Right Agreement, as amended, between myself and the Company, to receive a 1998 Payout, as such term is defined in such agreement. My election is irrevocable by me.

(Please sign only if you wish to receive a 1998 Payout. If you wish to decline the 1998 Payout, please leave blank)

_____________________________
Signature

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